UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2005
(Date of earliest event reported)

PEC Solutions, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-30271 (Commission File No.)	54-1339972 (IRS Employer Identification No.)

12730 Fair Lakes Circle
Fairfax, Virginia 22033
(Address of principal executive offices and zip code)

(703) 469-4900
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CGR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

      On April 25, 2005, PEC Solutions, Inc., a Delaware corporation (the “Company”), Nortel Networks, Inc., a Delaware corporation (“Purchaser”) and its wholly owned subsidiary, PS Merger Sub, Inc., a Delaware corporation (“Merger Sub”) entered into an Agreement and Plan of Merger, dated April 25, 2005 (the “Merger Agreement”), pursuant to which Purchaser will acquire all of the Company’s common stock, par value $0.01 per share, through an all-cash tender offer and merger. Purchaser’s obligation to accept the tendered shares for purchase is subject to, among other conditions set forth in Annex I of the Merger Agreement, there being validly tendered and not withdrawn prior to the expiration of the tender offer, at least a majority of the outstanding shares of the Company’s common stock on a fully-diluted basis (the “Minimum Condition”).

      Concurrently with the execution and delivery of the Merger Agreement, the three founders of the Company, Dr. David C. Karlgaard, Chief Executive Officer, Paul G. Rice, President, and Dr. Alan H. Harbitter, Chief Operating Officer (collectively the “PEC Founders”), each entered into stockholder agreements (collectively, the “Stockholder Agreements”) with Purchaser and Merger Sub, pursuant to which, each of the PEC Founders agreed, among other things, to tender their shares to Purchaser and grant to Purchaser, or a designee of Purchaser, a proxy with respect to the voting all shares beneficially owned or controlled by the three founders, in favor of the proposed transaction. In addition, the Stockholder Agreements grant Purchaser an option exercisable in certain conditions to purchase in the aggregate a number of shares representing 35% of the outstanding shares of the Company. Shares subject to the Stockholder Agreements represent 53% of the fully diluted outstanding shares of the Company. The Stockholder Agreements terminate in the event the Merger Agreement is terminated.

      Concurrently with the execution and delivery of the Merger Agreement, each PEC Founder entered into a non-competition and commitment agreement (collectively, the “Non-Competition Agreements”) with the Company, pursuant to which each PEC Founder has committed to continue to serve as a regular full-time executive of the Company through the second anniversary of the closing date of the merger and has agreed to forfeit certain investment property to the Company in the event that he fails to fulfill such commitment. In addition, each PEC Founder is subject to certain non-competition and other restrictive covenants. The Non-Competition Agreements terminate in the event the Merger Agreement is terminated.

      The Merger Agreement, the Stockholder Agreements, the Non-Competition Agreements and the press release dated April 26, 2005, relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference. The summary provided above is qualified in its entirety by reference to the full text of the agreements attached hereto as exhibits.

Notice to Investors

      This announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of the Company’s common stock described in this announcement has not yet commenced. At the time the tender offer is commenced, Purchaser will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”), and the Company will file a solicitation / recommendation statement on Schedule 14D-9. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation / recommendation statement will contain important information that the Company’s stockholders should read carefully before any decision is made with respect to the tender offer. Those materials will be made available to the Company’s stockholders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at http://www.sec.gov.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

      On April 27, 2005, the Company issued a press release announcing that its previously announced earnings call would not be held and that the Company would proceed directly with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which is due to filed with the SEC on or before May 9, 2005. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Merger dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and PEC Solutions, Inc. (the “Merger Agreement”). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement are omitted.

2.2	Stockholder Agreement dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and David C. Karlgaard, the David C. Karlgaard Revocable Trust, the David C. Karlgaard and Marilyn E. Karlgaard Trust, the Karlgaard Family Foundation and the Karlgaard Charitable Remainder Trust.

2.3	Stockholder Agreement dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and Paul G. Rice, the Paul G. Rice Grantor Retained Annuity Trust, and the Rice Family Foundation.

2.4	Stockholder Agreement, dated April 25, 2005 by and among Nortel Networks, Inc., PS Merger Sub, Inc. and Alan H. Harbitter, the Harbitter CRUT DTD 10 15 01, the Harbitter Family Foundation, and the Alan Harris Harbitter and Lisa Jan Harbitter Grantor Retained Annuity Trust.

2.5	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and David C. Karlgaard (the “Karlgaard Non-Competition Agreement”). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Karlgaard Non-Competition Agreement are omitted.

2.6	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and Paul G. Rice (the “Karlgaard Non-Competition Agreement”). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Karlgaard Non-Competition Agreement are omitted.

2.7	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and Alan H. Harbitter, (the “Karlgaard Non-Competition Agreement”). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Karlgaard Non-Competition Agreement are omitted.

99.1	Press Release dated April 26, 2005, announcing execution of Agreement and Plan of Merger.

99.2	Press Release dated April 27, 2005, announcing cancellation of earnings release and analysts call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC Solutions, Inc. (Registrant)
Date: April 28, 2005	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and PEC Solutions, Inc.

2.2	Stockholder Agreement dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and David C. Karlgaard, the David C. Karlgaard Revocable Trust, the David C. Karlgaard and Marilyn E. Karlgaard Trust, the Karlgaard Family Foundation and the Karlgaard Charitable Remainder Trust.

2.3	Stockholder Agreement dated April 25, 2005, by and among Nortel Networks, Inc., PS Merger Sub, Inc. and Paul G. Rice, the Paul G. Rice Grantor Retained Annuity Trust, and the Rice Family Foundation.

2.4	Stockholder Agreement, dated April 25, 2005 by and among Nortel Networks, Inc., PS Merger Sub, Inc. and Alan H. Harbitter, the Harbitter CRUT DTD 10 15 01, the Harbitter Family Foundation, and the Alan Harris Harbitter and Lisa Jan Harbitter Grantor Retained Annuity Trust.

2.5	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and David C. Karlgaard.

2.6	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and Paul G. Rice.

2.7	Non-Competition and Commitment Agreement dated April 25, 2005, by and between PEC Solutions, Inc. and Alan H. Harbitter.

99.1	Press Release dated April 26, 2005, announcing execution of Agreement and Plan of Merger.

99.2	Press Release dated April 27, 2005, announcing cancellation of earnings release and analysts call.